Mineral Leaseholds, Net - Summary of Mineral Leaseholds (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2012 Successor [Member]	Dec. 31, 2011 Successor [Member]
Schedule Of Leases [Line Items]
Mineral leaseholds	$ 1,423	$ 1,502	$ 1,502	$ 42
Less accumulated depletion	(102)	(63)	(63)	(4)
Net	$ 1,321	$ 1,439	$ 1,439	$ 38